UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): July 20, 2015

CYTRX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-15327	58-1642740
(Commission File Number)	(I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650 Los Angeles, California	90049
(Address of Principal Executive Offices)	(Zip Code)

(310) 826-5648

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Drug Development Activities

As reported in our previous filings with the Securities and Exchange Commission (“SEC”), we plan to expand our pipeline of oncology candidates through our drug development activities at our laboratory in Freiburg, Germany. The laboratory is conducting discovery and translational research to create drug candidates that utilize our Linker Activated Drug Release, or LADR™, technology. LADR™ technology employs a portfolio of novel linker molecules that bind to albumin in the blood and could also be tied to a variety of antibodies, including antibodies directed at cancer targets. Because of the linker molecule’s ability to modulate release of drugs, such as potent chemotherapy drugs, attached to them at the site of cancer cells, we believe using these conjugates may make it possible to reduce toxicity and increase the efficacy of drugs, including chemotherapy drugs.

In June 2015, we filed a provisional patent application in the United States that includes comprehensive claims directed to our LADR™ technology platform and related compositions of matter and methods.

Trademarks

CytRx and LADR™ are our trademarks. Our periodic and current reports filed with the SEC also include trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in our periodic and current reports filed with the SEC sometimes appear without the ® and ™ symbols, but those references are not intended to indicate that we will not assert, to the fullest extent under applicable law, our rights, or that the applicable owner will not assert its rights, to these trademarks and trade names.

Updated Material Contracts

There are filed as exhibits to this report and incorporated herein by reference recent amendments to our stock incentive plan, the form of indemnification agreement in place between us and each of our directors and officers and the form of Grant Notice and Stock Option Agreement under our 2008 Stock Incentive Plan.

Risk Factors

We have updated the risk factors contained in our most recent Annual Report on Form 10-K. A copy of the risk factors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Corporate Presentation

A corporate presentation regarding our product pipeline is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

There is filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Dated: July 20, 2015	By:	/s/ STEVEN A. KRIEGSMAN
Steven A. Kriegsman
President and Chief Executive Officer

EXHIBITS INDEX

Exhibit No.	Description

10.1	Fifth Amendment to CytRx Corporation 2008 Stock Incentive Plan.

10.2	Sixth Amendment to CytRx Corporation 2008 Stock Incentive Plan.

10.3	Form of Indemnification Agreement between CytRx Corporation and each of its directors and officers.

10.4	Form of Grant Notice and Stock Option Agreement under the CytRx Corporation 2008 Stock Incentive Plan.

99.1	Risk Factors of CytRx Corporation.

99.2	Corporate Presentation of CytRx Corporation.

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